Exhibit 99.4

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT (this “Agreement”) ”), dated as of February 17, 2015, is made and entered into by and between PSM HOLDINGS, INC., a Delaware corporation (“Borrower”), WWYH, Inc., a Texas corporation (“WWYH” and, together with Borrower, the “Pledgors”), and QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership (“Lender”).

WHEREAS, Lender has agreed to provide to Borrower a loan in the principal amount of up to One Million and No/100 Dollars ($1,000,000.00) (the “Loan”), all pursuant to the terms and conditions of that Loan Agreement by and between Lender and Borrower dated of even date herewith (the “Loan Agreement”), and which is evidenced by that certain Promissory Note of even date herewith made by Borrower to the order of Lender in the principal amount of One Million and No/100 Dollars ($1,000,000.00) (the “Note”), which Loan Agreement and Note are incorporated herein by reference;

WHEREAS, as partial consideration for Lender making such Loan to Borrower, Borrower has pledged, and has caused WWYH to pledge, as security for Borrower’s payment and performance of all Borrower’s obligations under the Loan Documents, including but not limited to all of Borrowers obligations under the Loan Agreement and the Note, all of the shares of capital stock each such Pledgor owns in PrimeSource Mortgage, Inc., a Delaware corporation (“PSMI”) plus any warrants, options, or other rights entitling them, and each of them, to purchase or acquire such capital stock, and including, but not limited to, original certificates evidencing each such Pledgor’s interest in such capital stock, if such certificates exist, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), on the terms and conditions set forth herein (collectively, the “Pledged Stock”); and

WHEREAS, the parties desire to execute this Agreement to affect a pledge of the Pledged Stock to the Lender and to create a security interest in favor of the Lender in order to secure the payment and performance of all of Borrower’s obligations arising under or in connection with the Loan (the “Secured Indebtedness”).

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Definitions. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement and the other Loan Documents.

2.     Pledge of Stock. To secure the payment and performance of the Secured Indebtedness, Pledgors pledge to Lender, and grant unto it, a security interest in all of the Pledged Stock, together with all dividends, distributions, and all other rights relating in any way to the Pledged Stock. Pledgors shall execute and deliver to Lender a stock power relating to the Pledged Stock, executed in blank by Pledgors, in substantially the form attached hereto as Exhibit A.

3.     Perfection. Lender’s security interest in the Pledged Stock shall be perfected by Lender’s possession of the Pledged Stock Certificate, which Pledgors shall deliver to Lender upon the execution of this Agreement.

4.     Warranties. Each Pledgor warrants to Lender as follows: (i) that it is the sole owner of its respective Pledged Stock and that Pledgor has not, granted and will not after the execution of this Agreement grant, any other security interest, lien, restriction of transfer, or option in respect of the Pledged Stock to any other person or entity; (ii) that this Agreement provides Lender with a valid pledge of, and a valid first priority security interest in, the Pledged Stock; (iii) that Pledgor has the full power and authority to enter into this Agreement; and (iv) that any consent or approval which is required as a condition to the validity of this Agreement has been obtained.

5.     Voting Rights. Subject to the terms and conditions of this Agreement, the Loan Agreement and all other Loan Documents, so long as no Event of Default has occurred and is continuing, Pledgors shall have the right to exercise all rights with respect to their Pledged Stock, including, without limitation, voting rights, and to receive any dividends or other distributions payable in respect of the Pledged Stock, it being agreed that any such dividends or other distributions, once received by the Pledgors, shall no longer be subject to the pledge under this Agreement.

6.     Termination of Security Interest and Return of Pledged Stock. The Lender’s security interest in the Pledged Stock shall continue until such time as the Secured Indebtedness has been paid in full. Upon termination of the Lender’s security interest in the Pledged Stock, the Lender shall return the Pledged Stock Certificate to the Pledgors.

7.     Remedies Upon Default. This Agreement shall be in default upon the occurrence and during the continuance of an Event of Default, as such term is defined in the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, the Lender may exercise any and/or all of the following rights:

(a)     Exercise the stock power granted in Exhibit A;

(b)     If Lender so elects in writing to Pledgors, or each of them, it shall have the exclusive right to exercise voting powers relating to the Pledged Stock; and

(c)     All of the rights, powers, privileges, options and remedies regarding the Pledged Stock afforded to it as a secured creditor by and under the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

(d)     The proceeds of the sale of any of the Pledged Stock, and the proceeds of the exercise of any of Lender’s other remedies hereunder, shall be applied to Lender as follows:

First:      To the payment of all costs and expenses incurred by the Lender in connection with any such sale, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for Lender in connection therewith; and

Second: To the payment in full of the Secured Indebtedness secured hereby, in such order of priority as lender shall determine, in its sole discretion; and

Third:      The excess, if any shall be paid to the Pledgor or any other person lawfully thereunto entitled.

(e)     Pledgors agree to reimburse the Lender, upon demand, for all expenses, including without limitation reasonable attorney’s fees, incurred by the Lender in connection with the administration and enforcement of this Agreement, and agrees to indemnify the Lender and hold the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Lender.

8.     Power of Attorney. Pledgors hereby appoint and constitute Lender as their true and lawful attorney, with full power of substitution, with full power and authority to (i) prepare, execute and deliver on behalf of Pledgors any and all such instruments, assignments, stock or bond powers, financing statements, certificates and other documents as Lender deems necessary in order to perfect and protect its interests in the Pledged Stock, and (ii) immediately, upon the occurrence of an Event of Default hereunder, without any notice to Pledgors, (A) to liquidate any Pledged Stock and apply the proceeds thereof directly to the Secured Indebtedness, (B) to transfer ownership of any Pledged Stock to an account designated by Lender and (C) to take such other actions with respect to the Pledged Stock as Lender, in its sole discretion, shall deem necessary or appropriate in order to protect its interest in the Pledged Stock. This power of attorney is made pursuant to this Agreement, is coupled with an interest and may not be revoked or cancelled before the Secured Indebtedness has been paid or otherwise satisfied.

9.     No Waiver. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute or be deemed to constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Lender from exercising any such right, power or remedy at any later time or times.

10.     Dispute Resolution; Governing Law. This Agreement is made in and shall be construed in accordance with the laws and judicial decisions of the State of New York. At Lender’s discretion, any claim or controversy arising out of or relating to this Agreement that is not resolved by negotiation or mediation shall be submitted to arbitration by one arbitrator mutually agreed-upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by either, at Lender’s sole discretion, JAMS or the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in transactions of the type provided for in this Agreement and who is chosen by JAMS or the AAA. The arbitration shall take place in New York, New York, in accordance with the JAMS or AAA rules then in effect. The parties agree that the arbitrator’s ruling shall be final and binding upon all parties and shall be enforceable in any court that has jurisdiction over the party against whom the claim is sought. Any dispute arising out of this Agreement that is not submitted to arbitration as provided above shall be adjudicated in either the state or federal courts in New York and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of New York. The Pledgors waive any defense that venue is not proper for any action brought in any federal or state court in the State of New York.

11.     Miscellaneous. This Agreement contains the entire agreement between the parties hereto with respect to the Pledged Stock and supersedes all prior written or unwritten arrangements or understandings with respect thereto. The parties represent that they are not relying on any representation, statement, or action by any other party except as expressly set forth herein. The descriptive headings of this Agreement are for convenience only. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument. The parties agree they have jointly prepared this Agreement. This Agreement may not be modified, amended or revoked, except in writing signed by all parties. This provision may not be orally waived.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LENDER:

Quintium Private Opportunities Fund, LP,
a Delaware limited partnership

By:	/s/ Todd Kidd
Name:	Todd Kidd
Its:	Managing Director

PLEDGORS:

PSM Holdings, Inc., a Delaware corporation

By:	/s/ Kevin Gadawski
Name:	Kevin Gadawski
Its:	/s/ President

WWYH, Inc., a Delaware corporation

By:	/s/ Samuel B. Morelli
Name:	Samuel B. Morelli
Its:	President

STATE OF  ______________

COUNTY OF _____________

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared __________________ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be _________________ (or other officer authorized to execute the instrument) of QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, the within named bargainor, a Delaware limited partnership, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

Notary Public

My Commission Expires:

STATE OF CALIFORNIA

COUNTY OF ORANGE

     Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared Kevin J. Gadawski with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be _President           (or other officer authorized to execute the instrument) of PSM HOLDINGS, INC., the within named bargainor, a Delaware corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

B. Aguilar
Notary Public

My Commission Expires: April 9, 2016

STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared Samuel B. Morelli with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be President (or other officer authorized to execute the instrument) of WWYH, INC., the within named bargainor, a Texas corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

Jamie VanGibon
Notary Public

My Commission Expires: August 18, 2018

Exhibit A

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign, and transfer to QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership, all of its right, title and interest in _2,050 shares of stock of WWYH, Inc., a Texas corporation (the “Corporation”), represented by Certificate(s) No(s). __17___ standing in the name of the undersigned on the books of the Corporation.

The undersigned does hereby irrevocably constitute and appoint the secretary of the Corporation to transfer the said stock on the books of the said Corporation, with full power of substitution in the premises.

Dated:	February 17, 2015	WWHY, Inc., a Texas corporation

		By:	/s/ Samuel B. Morelli
		Name:	Samuel B. Morelli
Its:

STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared _Samuel B. Morelli__ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be _President__ (or other officer authorized to execute the instrument) of WWHY, Inc., the within named bargainor, a Texas corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 12th day of February, 2015.

Jamie VanGibon
Notary Public

My Commission Expires: August 18, 2018